Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies [Abstract]
Commitments and contingencies

29    Commitments and contingencies

In the normal course of its operations, the Company becomes involved in various legal actions, including claims relating to injuries and damage to property. The Company maintains provisions it considers to be adequate for such actions. While the final outcome with respect to actions outstanding or pending at December 31, 2011, cannot be predicted with certainty, it is the opinion of management that their resolution will not have a material adverse effect on the Company’s financial position or results of operations.

At December 31, 2011, the Company had committed to total future capital expenditures amounting to $366 million and operating expenditures amounting to $1,810 million for the years 2012-2030.

On October 31, 2011, CP completed arrangements with 12 highly rated financial institutions for a committed $1.0 billion four year revolving credit agreement with an accordion feature of up to $1.3 billion. This agreement incorporates a revolving facility limit of $600 million and a separate letter of credit facility limit of $400 million at pre-agreed pricing and has the ability to annually extend the term for an additional year with the consent of the lenders. At December 31, 2011, CP had available $429 million under the revolving facility limit and $156 million available under the letter of credit facility limit. In addition, CP also has available from a financial institution a revolving credit agreement of $106 million, of which $106 million was available on December 31, 2011. This agreement is available through the end of 2013. With respect to both agreements the company had utilized $390 million for letters of credit and $25 million as short-term borrowings, in addition to a bank overdraft of $2 million. The weighted-average annual interest rate for short-term borrowings was 1.98% (2010 – not applicable; 2009 – 1.91%). Both agreements are required to maintain a maximum debt to total capitalization ratio and the $106 million agreement is currently subject to a minimum fixed charge coverage ratio. Should our senior unsecured debt not be rated at least investment grade by Moody’s and S&P, our $1.0 billion credit agreement will also be required to maintain a minimum fixed charge coverage ratio. At December 31, 2011, the Company satisfied the thresholds stipulated in both financial covenants.

Minimum payments under operating leases were estimated at $813 million in aggregate, with annual payments in each of the five years following 2011 of (in millions): 2012 – $145; 2013 – $131; 2014 – $96; 2015 – $83; 2016 – $65.

Expenses for operating leases for the year ended December 31, 2011 was $161 million (2010 – $169 million, 2009 – $196 million).

The DM&E was purchased for $1.5 billion in 2007 (Note 17). Future contingent payments of up to approximately US$1.2 billion consisting of US$431 million which would become due if construction of the Powder River Basin expansion project starts prior to December 31, 2025 and up to approximately US$769 million would become due upon the movement of specified volumes over the Powder River Basin extension prior to December 31, 2025. Certain interest and inflationary adjustments would also become payable up to December 31, 2025 upon achievement of certain milestones. The contingent payments would be accounted for as an increase in the purchase price.